                                                                  Exhibit 99 (b)


--------------------------------------------------------------------------------
                              MERCK & CO., INC.
                                FIRST QUARTER


                                           1Q `01          1Q `00         % CHG.
--------------------------------------------------------------------------------

TOTAL SALES                             $ 11,345.1        $ 8,851.4         28%
                                        -----------       ----------

TOTAL COSTS, EXPENSES, & OTHER          $  8,977.6        $ 6,657.4
                                        -----------       ---------
    Materials & Production                 7,046.5          4,833.4
    Marketing & Administrative             1,506.2          1,417.2
    Research & Development                   547.4            523.6
    Equity Income From Affiliates           (178.6)          (188.3)
    Other (Income)/Expense, Net               56.1             71.5



PRE-TAX INCOME                           $ 2,367.5        $ 2,194.0

TAXES                                    $   710.2        $   694.4
TAX RATE                                      30.0%            31.6%

NET INCOME                               $ 1,657.3        $ 1,499.6         11%

EPS - ASSUMING DILUTION                      $0.71            $0.63         13%

AVG. # SHARES - ASSUMING DILUTION          2,345.9          2,363.1


--------------------------------------------------------------------------------

                                           1Q `01    % CHG.    VOL    PX    FX
                                           ------   -------    ---    --    --

TOTAL SALES                               $11,345       28%     24     6    -2
                                          -------       ---     --     --   --

    Total U.S. and Foreign Sales            4,965        8%     10     1    -3
                                            -----        --     --     --   --
        U.S.                                3,155        8%      6     2     0
        Foreign                             1,810        7%     15     0    -8

    Other Medco Sales                       6,380       51%

--------------------------------------------------------------------------------

                                                                  Exhibit 99 (b)


                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  FIRST QUARTER
                                      2001


================================================================================

OTHER (INCOME)/EXPENSE, NET

                                                     ---------------------------
                                                          1Q `01       1Q `00
   -----------------------------------------------------------------------------
   INTEREST INCOME                                       $(136.1)      $ (94.7)
   INTEREST EXPENSE                                        110.7         117.3
   EXCHANGE (GAINS)/LOSSES                                 (12.6)         (7.8)
   MINORITY INTERESTS                                       85.2          60.2
   AMORTIZATION OF GOODWILL AND INTANGIBLES                 80.6          78.8
   Other, net                                              (71.7)        (82.3)
                                                     ---------------------------
   TOTAL                                                  $ 56.1        $ 71.5
   -----------------------------------------------------------------------------


================================================================================

JOINT VENTURE SALES DETAIL
All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.


                                                    ----------------------------
   MERIAL                                                1Q `01        1Q `00

 -------------------------------------------------------------------------------
   IVOMEC, HEARTGARD, other avermectins                   $ 110         $ 105
   FRONTLINE                                                115            65
   Biologicals                                               80            80
   Other Animal Health                                       45            50
   Poultry Genetics                                          50            55
                                                     ---------------------------
   TOTAL MERIAL SALES                                     $ 400         $ 355
   -----------------------------------------------------------------------------


                                                     ---------------------------
   AVENTIS PASTEUR-MSD                                   1Q `01        1Q `00
--------------------------------------------------------------------------------
   HEPATITIS VACCINES                                     $  25         $  40
   VIRAL VACCINES                                            15            15
   Other Vaccines                                            65            65
                                                     ---------------------------
   TOTAL AP-MSD SALES                                     $ 105         $ 120
   -----------------------------------------------------------------------------


================================================================================

TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)

                                                --------------------------------
                                                2001         2000         % CHG
   -----------------------------------------------------------------------------
   FIRST QUARTER                                 138           99           39%
   -----------------------------------------------------------------------------

                                                                  Exhibit 99 (b)


                              MERCK & CO., INC.
                             PRODUCT SALES DETAIL


                               ----------------------------------------------------------------------------------
                                                              1Q `01 vs. 1Q `00
                               ----------------------------------------------------------------------------------
                                 TOTAL          TOTAL          U.S.           U.S.         FOREIGN        FOREIGN
-----------------------------
               PRODUCT           % CHG            $           % CHG            $            % CHG            $
-----------------------------------------------------------------------------------------------------------------
VIOXX                              31%          $485            15%           $350            N/M           $135
-----------------------------------------------------------------------------------------------------------------
VASOTEC / VASERETIC               -45%           260           -83%             35           -15%            225
-----------------------------------------------------------------------------------------------------------------
PRINIVIL / PRINZIDE                24%           365            28%            340           -17%             25
-----------------------------------------------------------------------------------------------------------------
COZAAR / HYZAAR                     5%           385           -10%            140            17%            245
-----------------------------------------------------------------------------------------------------------------
MEVACOR                            16%           145            25%            125           -20%             20
-----------------------------------------------------------------------------------------------------------------
ZOCOR                              31%         1,515            48%          1,050             3%            465
-----------------------------------------------------------------------------------------------------------------
AGGRASTAT                           0%            30           -40%             15            N/M             15
-----------------------------------------------------------------------------------------------------------------
SINGULAIR                          76%           300            77%            230            75%             70
-----------------------------------------------------------------------------------------------------------------
MAXALT                             38%            55            50%             45             0%             10
-----------------------------------------------------------------------------------------------------------------
PROPECIA                            0%            50            50%             30           -33%             20
-----------------------------------------------------------------------------------------------------------------
PROSCAR                            19%           125            33%             60             8%             65
-----------------------------------------------------------------------------------------------------------------
PRIMAXIN                           -3%           145           -11%             40             0%            105
-----------------------------------------------------------------------------------------------------------------
CANCIDAS                           N/M             5            N/M              5            N/M              -
-----------------------------------------------------------------------------------------------------------------
PEPCID                            -10%           185            -8%            170           -25%             15
-----------------------------------------------------------------------------------------------------------------
FOSAMAX                            27%           350            29%            245            24%            105
-----------------------------------------------------------------------------------------------------------------
CRIXIVAN/STOCRIN                  -11%           125           -20%             40            -6%             85
-----------------------------------------------------------------------------------------------------------------
TIMOPTIC/TIMOPTIC XE               -8%            60           -25%             15             0%             45
-----------------------------------------------------------------------------------------------------------------
TRUSOPT/COSOPT                     12%            95            38%             55           -11%             40
-----------------------------------------------------------------------------------------------------------------
HEPATITIS VACCINES                 13%            90            14%             80             0%             10
-----------------------------------------------------------------------------------------------------------------
VIRAL VACCINES                      9%           125             5%            110            N/M             15
-----------------------------------------------------------------------------------------------------------------
OTHER VACCINES                     67%            25            N/M             25            N/M              -
-----------------------------------------------------------------------------------------------------------------




NOTE:    Product  sales  rounded  to  the  nearest  $5  million.
N / M - Not Meaningful